                                   Composite
                               Deferred Series,
                                     Inc.



              Annual Report for the year ended December 31, 1998 dear contract owner:

[PHOTO]
As we move into 1999, I would like to take this opportunity to reflect on the events that we have witnessed in the investment markets this past year. While
the U.S. stock and bond markets both posted positive returns to investors     in
1998, you probably know there were a couple of bumpy periods along the way.

The widespread stock market volatility that began in Asia and culminated in substantial declines in some Latin American markets demonstrated quite clearly that the world's financial markets have become intertwined in recent years. Yet, the economies of these geographic regions, and even individual countries, remain less closely linked.
In 1998, this difference between economic and market events highlighted the importance of maintaining a long-term perspective when pursuing long-term objectives. This perspective rewarded investors who held their assets, as equity markets rebounded significantly and closed out the year with one of the best quarters in history.

Twenty years ago, money moved more slowly between investment markets than it does today. The development of new communication and money-transfer technologies over the years has created a new type of investor institutions who invest large amounts of capital in short-term opportunities throughout the world. One result is that local events which affect one financial market can quickly spill over to far-distant economies as money is moved around the globe. In some cases, the result can be the tail wagging the dog. An example is the nearly 11% decline in the U.S. stock market in August immediately following Russia's devaluation of its currency. That decline was in part due to the need by some investment companies to raise cash by selling holdings in the U.S. Maintaining a long-term perspective during such periods can help investors avoid turning a "paper loss" into a real one. Focusing on the longer term can also be key to recognizing opportunity. A basic tenet of the investment approach followed by portfolio managers who steer the underlying funds in the Composite Deferred Series, Inc. is that long-term investment opportunities are identified by focusing on fundamental factors such as earnings. When distortions in market prices occur due to temporary factors that do not affect fundamentals, investment managers often have opportunities to buy at below-value prices. In addition, maintaining nearly fully-invested portfolios greatly rewarded shareholders, as economic fundamentals helped push equity markets near all-time highs to close out 1998.

Three Key Reasons for Keeping on Track

Staying focused on investment objectives can help individuals withstand market turbulence. As an individual investor, how you pursue your financial goals will be affected by several factors including your investment time frame and ability to withstand a potential loss in the value of your investments. If you choose investments that are appropriate for your goals, you'll probably be less tempted to abandon your strategy during a market downturn.

Maintaining realistic expectations is another key to keeping your equilibrium during changing markets. According to a recent survey, nearly two thirds of individual investors expect the long-term total return on their stock investments to average 12% per year or less.* That's actually lower than recent trends and in line with historical averages. For example, over the four decades that ended on December 31, 1998, the compound rate of return on the S&P 500 was exactly 12%, with periods of declining as well as rising prices. During those 40 years, there were 13 corrections in which prices slid by 10% or more before resuming their generally upward trend.**

Finally, following sound investment principles by diversifying your investments is always wise. Stock investments have captured the media's attention for the last several years, but fixed-income investments have always been an important part of a diversified portfolio, providing an income stream that can help smooth out returns. For example, during the second and third quarters of 1998, bond investments were some of the top performers while stock prices were on the decline.

As you plan and invest for the long term, we encourage you to meet at least annually with your Investment Representatives. Regular communications with your Investment Representatives will help ensure that your portfolio remains appropriately diversified and positioned to attain your long-term financial goals.

Sincerely,

/s/ William G. Papesh

William G. Papesh
President

*Source: Business Week, June 15, 1998.

**Source: Standard & Poor's. The S&P 500 is an unmanaged index that is generally considered representative of the U.S. stock market. The performance of any index is not indicative of the performance of a particular investment and does not take into account the effects of fees and expenses associated with purchasing mutual fund shares. Individuals cannot invest directly in an index. Past performance does not guarantee future results.

                                                        individual fund reviews

WM Advisors, Inc. is the investment advisor to Composite Deferred Series, Inc., and has general oversight responsibility for the advisory services provided to the underlying Funds. These services include formulating the underlying Funds' investment policies, analyzing economic trends affecting the Funds, and directing and evaluating the investment services provided by the Sub-Advisors and the individual Portfolio Managers of each Fund. WM Advisors supervises the individual Portfolio Managers in their day-to-day management of the underlying Funds in the Composite Deferred Series, Inc. family to ensure that policies and guidelines are met, and to determine appropriate investment performance measures.

Understanding the Enclosed Charts

In order to help you understand each Composite Deferred Series, Inc. Fund's investment performance, we have included the following discussions along with graphs that compare the Funds' performance with certain market indices. Descriptions of these indices are provided next to the individual graphs on the following pages.

Generally, an index represents the market value of an unmanaged group of securities, regarded by investors as representative of a particular market. An index does not reflect any asset-based charges for investment management or other expenses. Total return is used to measure a Fund's performance and reflects both changes in the unit value of the Fund as well as any income dividend and/or capital gain distributions made by the Fund during the period. Past performance is not a guarantee of future results. A Fund's unit value and investment return will vary with market conditions, and the principal value of an investment when you redeem your units may be more or less than the original cost.

Where applicable, the total returns of the Funds reflect the Advisors' voluntary waiver of fees, absorption of certain expenses, and credits allowed by the Custodian. Total returns would have been lower if these fees and expenses had not been waived, absorbed, or reduced by credits.

Both the Funds' performance results and the market indices reflect total reinvestment of income, dividends, and capital gains. The unit values of these variable options will fluctuate with market conditions.


The Year 2000 Problem

Many computer systems in use today cannot properly process date-related information in relation to the year 2000. This issue originates in the practice of abbreviating years to their last two digits. Computer systems may not be able to decide correctly when a date entered with a year of "00" should be interpreted as 1900 or 2000. At the turn of the new century, computer systems may not function properly because they may not be able to recognize or interpret the year 2000.

Should any of the computer systems employed by the underlying Composite Deferred Series, Inc. Funds' or Portfolios' major service providers fail to process this type of information properly, it could have a negative impact on underlying Fund or Portfolio operations and services that are provided to contract owners. Similarly, the values of certain of the underlying Composite Deferred Series, Inc. Funds' or Portfolios' assets may be adversely affected by the inability of their issues or third parties to properly process date-related information.

The Advisor, Shareholder Servicing Agent and Administrator have advised the underlying Funds and Portfolios that they are reviewing all of their computer systems with the goal of modifying or replacing such systems prior to January 1, 2000 to the extent necessary to avoid any such negative impact. Furthermore, the underlying Funds and Portfolios are seeking assurances from each of their key service providers that similar replacements or modifications will be completed to avoid any negative impact from this issue. In the event a key service provider cannot provide such assurances, the underlying Funds and Portfolios may consider retaining an alternative service provider.

In addition, the Advisor has been advised by the Custodian that it is also in the process of reviewing its systems with the same goal. As of the date of this report, the underlying Funds, Portfolios, and Advisor have no reason to believe that these goals will not be achieved.

Composite Deferred Series, Inc.
growth & income portfolio

Portfolio Manager:
WM Advisors, Inc.

The equity team at WM Advisors, Inc. manages the underlying Portfolio. The firm has roots in the investment industry dating back nearly 60 years and has managed money through multiple economic and market cycles.

What were the most significant factors contributing to Portfolio performance over the 12-month period ended December 31, 1998, and what investment techniques were used to address those conditions?

The period began with strong results as, although volatile, large-cap stocks advanced to new highs. The positive performance lasted until July when markets began to slide in the midst of global turmoil and uncertainty. August proved to be a very negative month, with the S&P 500 dropping nearly 15%. The period closed on a positive note as accommodative monetary policy aided in quelling some of the unrest worldwide, and the stock market rebounded significantly. Performance of the overall market was concentrated in the largest, most-liquid, mega-caps of the S&P 500. Small stocks gained some ground late in the year, but underperformed for the fifth year in a row. Fundamental style factors also played a significant role in Portfolio performance as the growth style advanced nearly three times that of the value style employed by the Portfolio. Overall, while the Portfolio performance was positive, it underperformed the S&P 500 for the 12-month period.

Although many of the stocks in the portfolio were out of favor relative to the largest positions in the S&P 500, we continue to believe we own many good businesses that are trading at attractive prices. We utilized the


                             [GRAPH APPEARS HERE]


1 The Standard & Poor's 500 Composite Index (S&P 500) represents an unmanaged weighted index of 500 industrial, transportation, utility and financial companies widely regarded by investors as representative of the stock market.

The Consumer Price Index is a measurement of inflation for all urban consumers (CPI-U). The indices assume reinvestment of all dividends/distributions and do not reflect any asset-based charges for investment management or other expenses.

Growth of a $10,000 Investment 2, 3
     Fund (not adjusted for sales charge)
     Standard & Poor's 500 Composite Index1
     Inflation (CPI)1

Total Returns as of 12/31/98 2, 3                One Year    Five Years4    10 Years4
Fund (not adjusted for sales charge)                11.11%         19.29%       14.33%
Standard & Poor's 500 Composite Index1              28.58%         24.06%       19.19%

2 Past investment performance does not guarantee future performance, and returns and values will fluctuate. The returns for the Portfolio assume reinvestment of all dividends/distributions.

3 The chart depicts the Portfolio's performance. An investment in the Portfolio through a variable annuity contract will result in lower returns because annuity returns are typically net of all fees and assume payment of a contingent deferred sales charge.

4  Annualized.

volatility in the markets to buy positions in companies whose prices had been pushed down to levels under our overall valuation of those firms. The short-term weakness in financial markets and the corresponding market rally was an excellent example of the benefits of a long-term focus to equity investment, as we continue to stress a buy and hold value-oriented philosophy.

Were there any shifts in the underlying Portfolio's holdings/sectors that have had a significant impact on performance?

During the period, large technology companies dominated the markets as securities such as Microsoft and EMC Corporation appreciated significantly, positively contributing to the overall performance of the Portfolio. In addition, drug holdings contributed positively toward overall performance as many pharmaceutical firms, such as Warner Lambert, performed very well. However, the Portfolio was negatively impacted by its exposure to the aerospace and energy sectors. For example, Northrup Grumman declined throughout the period, dragging on the positive overall results of the securities held by the Portfolio. Another disappointment was Penncorp Financial, which lost much of its value before we sold the holding.

An environment of slow growth and low inflation helped our overweighted position in foods and drugs as these sectors provided relative performance strength. Strong domestic economic growth was good for retail and consumer cyclical stocks, but we were underweighted in these sectors. The Portfolio benefited from its position in Wal-Mart, as the company's stock price more than doubled over the course of the year. We used the decline in equity prices in the fall to pick up fundamentally strong financial holdings; these stocks subsequently led the market through the end of the year. We will maintain our focus of finding strong companies at good valuations. Although value investing has underperformed growth recently, we feel that our commitment to this approach has the opportunity to reward contract owners over the long-term.

What is the outlook for both the underlying Portfolio and the overall economy?

Our economic outlook is positive, as interest rate easing by the Federal Reserve was quite beneficial to stocks and very tame inflation gives the Federal Reserve additional flexibility in enacting monetary policy. Low interest rates and strong consumer spending should keep the economy moving forward, although some slowing could result as reduced corporate capital spending and lower offshore demand for U.S. goods works its way through the economy. We think that small-and mid-cap stocks are undervalued and oversold, and the Portfolio's positions in these firms could provide strong relative performance in the coming months. We have 30% of our holdings in mid- and small-company stocks, making the overall representation of the Portfolio less than that of the S&P 500. Lower interest rates are especially good for these holdings. Long-term prospects for the securities held by the Portfolio are very strong and patience should be rewarded. Valuations for the market as a whole look very rich, but disparities with respect to market capitalization or overlooked sectors create some compelling investment opportunities. Another positive demographic factor is the currently low global savings rate. We feel that as the population ages, this rate will increase and more money will head into investments. Overall, we expect slow growth and low inflation in 1999, a scenario that is positive for financial assets.

Composite Deferred Series, Inc.
northwest portfolio

Portfolio Manager:
David Simpson
WM Advisors, Inc.

The equity team, led by David Simpson, Senior Portfolio Manager of WM Advisors, Inc., has managed the Northwest Portfolio since its inception. Mr. Simpson is a Chartered Financial Analyst, holds an MBA, and has over 11 years of continuous investment experience.

What were the most significant factors contributing to Portfolio performance over the 12-month period ended December 31, 1998, and what investment techniques were used to address those conditions?

Equity markets were extremely volatile during the period, which was magnified in the small-capitalization area where the Portfolio invests. Small-caps underperformed large-caps after the inception of the Portfolio, eventually dropping nearly 40% in four months (as measured by the Russell 2000 Index). The Portfolio bounced back significantly in September and October and closed out the year with very strong results. Over the period, the Portfolio was particularly impacted by its high concentration in small-cap technology holdings as the sector was especially damaging early, then led the market rebound. The weakness was largely due to the perceived dependency of small-technology companies on the economies of Asia. Equities of companies with such exposure were indiscriminately sold by many market participants as the impact of the Asian crisis created concern for investors. In addition, semiconductor and personal computer manufacturers dealt with excess inventory for much of the year, impacting their performance and the performance of their suppliers. As improvements in Asia developed, these stocks rallied and a technology-led rebound ensued. Holdings such as


                             [GRAPH APPEARS HERE]


1 The Standard & Poor's 500 Composite Index (S&P 500) represents an unmanaged weighted index of 500 industrial, transportation, utility and financial companies widely regarded by investors as representative of the stock market.

The Consumer Price Index is a measurement of inflation for all urban consumers (CPI-U). The indices assume reinvestment of all dividends/distributions and do not reflect any asset-based charges for investment management or other expenses.

Growth of a $10,000 Investment 2, 3
Fund (not adjusted for sales charge)
Standard & Poor's 500 Composite Index1
                                             Inflation (CPI)1

Total Returns as of 12/31/98 2, 3            One Year    Five Years4    Since Inception4
                                                                        (January 1, 1993)
Fund (not adjusted for sales charge)            22.78%         19.98%              16.95%
Standard & Poor's 500 Composite Index1          28.58%         24.06%              21.59%

2 Past investment performance does not guarantee future performance, and returns and values will fluctuate. The returns for the Portfolio assume reinvestment of all dividends/distributions.

3 The chart depicts the Portfolio's performance. An investment in the Portfolio through a variable annuity contract will result in lower returns because annuity returns are typically net of all fees and assume payment of a contingent deferred sales charge.

4  Annualized.

Microsoft and Micron Technologies doubled in value in 1998. Conversely, areas such as Basic Industry and Aerospace hurt overall results; companies such as Schnitzer Steel and Boeing lost value over the course of the year.

Although market volatility increased in 1998, our long-term investment focus remains unchanged. We will continue to seek out strong companies located or doing business in the Northwest region of the United States. In fact, with the market pullback in the summer and fall, we were able to find good companies at attractive valuations. This strategy paid off as the Portfolio appreciated significantly in the fourth quarter. Our basic buy-and-hold strategy continues as we maintain our long-term approach to stock selection. Short-term volatility serves as a reminder of the significance of a long-term outlook and highlights the importance of keeping sight of your financial goals.

Were there any shifts in the underlying Portfolio's holdings/sectors that have had a significant impact on performance?

Early in the period, the Portfolio benefited from holdings in the retail and technology sectors. Throughout the course of the summer, prices fell across the board with almost no company left untouched. With over 50% of the portfolio invested in small-cap companies, the Portfolio was especially vulnerable. After the Asian crisis unwound and small-cap stocks dropped in value, we increased the weighting of these holdings in the portfolio. The valuations appeared compelling as many stocks had dropped 50% in price, providing a great buying opportunity. Holdings such as Immunex and Multiple Zones International provided very positive performance in the fourth quarter. We also reduced our exposure to both retail and financial stocks that may be impacted if the economy of the Northwest slows.

What is the outlook for both the underlying Portfolio and the overall economy?

Until global unrest is resolved, we expect volatility in both the equity markets and performance of the Portfolio to continue. It is still too early to understand all of the ramifications of the crash in global emerging markets on worldwide growth and demand for goods. We continue to stress that long-term investing and patience should be rewarded. The portfolio is geared towards a longer-term time horizon and should be able to withstand short-term market volatility. While the economy of the Northwest region is very important to the Portfolio, many companies such as Microsoft, Boeing, Starbucks, Intel, and Micron Technology have a national or global scope and bring increased levels of economic diversification to the Portfolio. As small-cap stocks have been battered over the summer, good values and the possibility of some catch-up in relative performance create a positive environment for the Portfolio.

We expect both regional and national economies to slow in the coming months. The effects of an overall global slowdown will be felt in the United States, but lower interest rates should mitigate the magnitude of the impact. The diversity of the Northwest economy should also continue to provide benefit, as investments are spread across multiple sectors. Regional employment factors will play a role in economic advances, as the effects of workforce reductions by Boeing will ripple through the area. Conversely, Microsoft continues to aggressively hire and is spending in excess of $3 billion on research and development in fiscal 1999 alone.

Composite Deferred Series, Inc.
income portfolio

Portfolio Manager:
Gary Pokrzywinski
WM Advisors, Inc.

The Income Portfolio is managed by a fixed-income team led by Senior Portfolio Manager Gary Pokrzywinski, who has over 12 years of asset management experience and has been with WM Advisors, Inc. for more than six years. Mr. Pokrzywinski is a Chartered Financial Analyst and holds a Business Degree from the University of Wisconsin.

What were the most significant factors contributing to Portfolio's performance over the 12-month period ended December 31, 1998, and what investment techniques were used to address those conditions?

During the 12-month period, there was a fairly significant drop in interest rates; this is positive for the Portfolio as its value moves in the opposite direction of rates. Rates on intermediate-maturity Treasury notes dropped by over 100 basis points (1%). For much of the period, the interest rate decline was segmented to the highest quality assets such as Treasuries. The flight to quality was most evident during the period of August through October, as Treasuries outperformed all other types of fixed-income securities. To summarize, despite the drop in rates and corresponding increase in price for Treasury securities, corporate securities, which make up a significant portion of the holdings of the Portfolio, significantly underperformed the U.S. Treasury market. Corporate yields fell by only 50 basis points for intermediate "A" or average quality rating++, and therefore, the price increase was half that of similar maturity Treasuries. Yet, because the Portfolio has almost 50% of its securities in Treasury notes, it was able to capture some of the benefit of the decline in rates. Typical of a portfolio of this nature, the income characteristics of the securities produced the majority of the overall return to shareholders during the year. The performance of the higher-risk securities (below

                             [GRAPH APPEARS HERE]


1 The Lehman Brothers Government/Corporate Bond Index represents all government and corporate bonds.

The Consumer Price Index is a measurement of inflation for all urban consumers (CPI-U). The indices assume reinvestment of all dividends/distributions and do not reflect any asset-based charges for investment management or other expenses.

2 Past investment performance does not guarantee future performance, and returns and values will fluctuate. The returns for the Portfolio assume reinvestment of all dividends/distributions.

Growth of a $10,000 Investment 2, 3
Fund (not adjusted for sales charge)

Lehman Brothers Government/Corporate Bond Index1

Inflation (CPI)1

Total Returns as of 12/31/98 2, 3                     One Year    Five Years4    10 Years4

Fund (not adjusted for sales charge)                      9.50%          7.25%        8.73%

Lehman Brothers Government/Corporate Bond Index1          9.47%          7.30%        9.34%

3 The chart depicts the Portfolio's performance. An investment in the Portfolio through a variable annuity contract will result in lower returns because annuity returns are typically net of all fees and assume payment of a contingent deferred sales charge.

4  Annualized.

investment grade) that the underlying Portfolio invests in was neutral, as a few did poorly and a few did exceptionally well.

Looking a little deeper, global economic uncertainty, stock market jitters, excess financial leverage, and the general slowdown in economic growth caused investors to shy away from perceived riskier assets. These factors coupled with the volume of money flowing into the Treasury market and the easing stance of the Federal Reserve, pushed Treasury rates to unprecedented lows. The risk aversion caused yield spreads between securities that are not guaranteed by the government, such as corporate bonds, to increase substantially. Despite the underperformance of corporate securities, historical results show that fixed-income investors with a long-term time horizon benefit from having a diverse portfolio which includes non-government guaranteed securities.++ The income generated from these securities can be substantial relative to similar maturity Treasuries. The extreme relative performance strength of the Treasury market has begun to subside and, therefore, we continue to invest in corporate securities. Because the corporate rates did not drop as much as government rates, these securities now offer even more attractive income potential relative to other investments.

Were there any shifts in the Portfolio's holdings/sectors that have had a significant impact on performance?

There were no shifts that had a significant impact. We strive to meet the objective of current income by investing a significant portion of the portfolio in corporate securities. The underlying securities in the Portfolio have an average rating of AA++ and average nearly 10 years in maturity and 6 years in duration (a measure of the price sensitivity to changes in interest rates). Looking forward, we will increase the allocation in corporate securities and concentrate purchases in the less economic sensitive sectors of the market, like healthcare, consumer non-durables and defense companies.

What is the outlook for both the Portfolio and the overall economy?

The intermediate outlook of the Portfolio looks positive as the worries that caused the recent underperformance of non-government guaranteed securities should diminish. As yield spreads between Treasuries and corporate securities close, we may see relative performance strength shift back to the corporate sector. The longer-term outlook remains the same. By investing largely in intermediate-maturity securities, conducting proprietary research, and keeping the portfolio to an average risk profile, the volatility of the Portfolio should be reasonable, and the income characteristics should be attractive, especially when compared to inflation.

Slow economic growth should continue for the next 12 months, with a slight possibility that growth could slip to below potential. The economy will have a difficult time gathering momentum against the major worldwide structural forces (excess capacity, aging demographics, fiscal austerity) pushing against growth. These forces are slowly beginning to change, but it will likely be two or more years before we see anything but a slow-growth, low-inflation environment. As such, we believe interest rates should continue to trend down over the next year. These factors create a positive environment for fixed-income securities and, therefore, a positive environment for the Portfolio.


++ Bond ratings are of portfolio holdings and are provided by a combination of both Moody's and Standard & Poor's. Past performance is not a guarantee of future results.

                      This page intentionally left blank.

statements of assets and liabilities
Composite Deferred Series, Inc.
December 31, 1998

                                                            Growth &
                                                             Income        Northwest       Income
                                                            Portfolio      Portfolio      Portfolio
                                                         --------------  -------------  -------------

ASSETS:
Investments, at value
  (See portfolios of investments) (a)................     $54,203,278     $20,989,037    $18,327,311
Cash.................................................             364             440            797
Dividends and/or interest receivable.................          61,407          17,074        288,532
Receivable for Portfolio shares sold.................              --              --         91,848
Receivable for investment securities sold............         237,759          38,349             --
                                                          -----------     -----------    -----------
  Total Assets.......................................      54,502,808      21,044,900     18,708,488
                                                          -----------     -----------    -----------


LIABILITIES:
Payable for Portfolio shares redeemed................           4,665              --         27,730
Payable for investment securities purchased..........              --          28,069             --
Dividends payable....................................              --              --         91,842
Investment advisory fee payable......................          22,532           8,197          7,893
Accrued legal and audit fees.........................          11,200           9,600         12,000
Accrued printing fees................................           6,562           2,615          3,060
Accrued expenses and other payables..................           7,157           3,338          6,353
                                                          -----------     -----------    -----------
  Total Liabilities..................................          52,116          51,819        148,878
                                                          -----------     -----------    -----------

NET ASSETS...........................................     $54,450,692     $20,993,081    $18,559,610
                                                          ===========     ===========    ===========

NET ASSETS consist of:
Accumulated net realized gain/(loss) on investments..     $ 4,721,890     $ 3,090,880    $   (65,208)
Net unrealized appreciation of investments...........      16,298,986       6,552,414      1,273,380
Paid-in capital......................................      33,429,816      11,349,787     17,351,438
                                                          -----------     -----------    -----------
  Total Net Assets...................................     $54,450,692     $20,993,081    $18,559,610
                                                          ===========     ===========    ===========

NET ASSETS VALUE, offering price and
  redemption price per share of beneficial interest
  outstanding........................................     $     29.52     $     26.78     $    12.91
                                                          ===========     ===========     ==========

Number of Portfolio shares outstanding...............       1,844,627         783,847      1,438,071
                                                          ===========     ===========    ===========
(a) Investments, at cost.............................     $37,904,292     $14,436,623    $17,053,931
                                                          ===========     ===========    ===========

                       See Notes to Financial Statements.

statements of operations
Composite Deferred Series, Inc.
For the Year Ended December 31, 1998

                                                            Growth &
                                                             Income        Northwest       Income
                                                            Portfolio      Portfolio      Portfolio
                                                         --------------  -------------  -------------
INVESTMENT INCOME:
Dividends............................................      $   801,073     $   158,413   $     13,687
Interest.............................................           39,330          31,417      1,241,424
                                                         -------------   -------------  -------------
  Total investment income............................          840,403         189,830      1,255,111
                                                         -------------   -------------  -------------

EXPENSES:
Investment advisory fee.............................           277,136          95,723         92,577
Legal and audit fees................................            11,489           9,375         11,334
Custodian fees......................................            15,431           9,069          6,487
Other...............................................            28,950          11,776         15,130
                                                         -------------   -------------  -------------
   Subtotal.........................................           333,006         125,943        125,528
Fees reduced by credits allowed by the custodian.                 (227)           (371)        (2,009)
                                                         -------------   -------------  -------------
  Net expenses......................................           332,779         125,572        123,519
                                                         -------------   -------------  -------------
NET INVESTMENT INCOME...............................           507,624          64,258      1,131,592
                                                         -------------   -------------  -------------


NET REALIZED AND UNREALIZED GAIN
 ON INVESTMENTS:
Realized gain from security transactions............         4,762,524       3,264,693         39,906
Change in unrealized appreciation of investments
  during the year...................................           242,333         504,331        503,998
                                                         -------------   -------------   ------------
 Net realized and unrealized gain on investments.            5,004,857       3,769,024        543,904
                                                         -------------   -------------   ------------

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS...........................     $   5,512,481    $  3,833,282    $ 1,675,496
                                                         =============   =============   ============

                      See Notes to Financial Statements.

statements of changes in net assets
Composite Deferred Series, Inc.

                                               Growth &
                                            Income Portfolio             Northwest Portfolio                 Income Portfolio
                                         ----------------------        ------------------------            --------------------
                                               Year Ended                     Year Ended                         Year Ended
                                              December 31,                   December 31,                        December 31,
                                     -----------     -----------     -----------     -----------        -----------     -----------
                                        1998            1997            1998            1997               1998            1997
                                     -----------     -----------     -----------     -----------        -----------     -----------
Net investment income...........     $   507,624     $   546,269     $    64,258     $    52,530        $ 1,131,592     $ 1,143,242
Realized gain from
 investment transactions........       4,762,524       4,774,997       3,264,693       1,411,838             39,906          25,271
Change in unrealized
 appreciation of
 investments during the year....         242,333       7,701,072         504,331       3,116,022            503,998         632,976
                                     -----------     -----------     -----------     -----------        -----------     -----------

Net increase in net assets
 resulting from operations......       5,512,481      13,022,338       3,833,282       4,580,390          1,675,496       1,801,489
Distributions to
 shareholders from:
 Net investment income..........        (507,624)       (547,667)        (64,258)        (53,379)        (1,131,592)     (1,143,242)

 Net realized gain on
  investments...................      (4,800,946)     (3,110,023)     (1,560,748)       (356,675)                --              --
Net increase/(decrease) in
  net assets from Portfolio share
  transactions..................      (3,008,718)      6,489,184      (1,139,451)      2,984,274           (348,467)        321,422
                                     -----------     -----------     -----------     -----------        -----------     -----------
Total increase/(decrease)
 in net assets..................      (2,804,807)     15,853,832       1,068,825       7,154,610            195,437         979,669

NET ASSETS:
Beginning of year...............      57,255,499      41,401,667      19,924,256      12,769,646         18,364,173      17,384,504
                                     -----------     -----------     -----------     -----------        -----------     -----------
End of year.....................     $54,450,692     $57,255,499     $20,993,081     $19,924,256        $18,559,610     $18,364,173
                                     ===========     ===========     ===========     ===========        ===========     ===========

                      See Notes to Financial Statements.

statements of changes in net assets -- capital stock activity
Composite Deferred Series, Inc.

                                                  Growth &
                                              Income Portfolio              Northwest Portfolio            Income Portfolio
                                           ----------------------          ----------------------        ---------------------
                                                Year Ended                     Year Ended                     Year Ended
                                                December 31,                   December 31,                  December 31,
                                           ----------------------          ----------------------        ----------------------
                                              1998         1997             1998            1997           1998           1997
                                              ----         ----             ----            ----           ----           ----
SHARES:
 Sold.................................       31,924        291,319           11,707        181,653          109,080        187,345
 Issued as reinvestment of dividends
   and capital gains..................      181,368        151,465           67,169         21,689           88,761         94,003
 Redeemed.............................     (338,938)      (174,893)        (140,957)       (57,730)        (224,982)      (254,747)
                                        -----------    -----------      -----------    -----------      -----------    -----------
 Net increase/(decrease)..............     (125,646)       267,891          (62,081)       145,612          (27,141)        26,601
                                        ===========    ===========      ===========    ===========      ===========    ===========


AMOUNT:
 Sold.................................  $   924,483    $ 7,614,916      $   274,298    $ 3,869,744      $ 1,392,114    $ 2,265,856
 Issued as reinvestment of dividends
   and capital gains..................    5,308,570      3,658,611        1,625,005        410,111        1,131,596      1,143,078
 Redeemed.............................   (9,241,771)    (4,784,343)      (3,038,754)    (1,295,581)      (2,872,177)    (3,087,512)
                                        -----------    -----------      -----------    -----------      -----------    -----------
 Net increase/(decrease)..............  $(3,008,718)   $ 6,489,184      $(1,139,451)   $ 2,984,274      $  (348,467)   $   321,422
                                        ===========    ===========      ===========    ===========      ===========    ===========

                                                   See Notes to Financial Statements.

financial highlights
Growth & Income Portfolio
For a Portfolio share outstanding throughout each year.

                                                                            Year Ended December 31,
                                                            -------------------------------------------------------
                                                             1998        1997        1996        1995        1994
                                                            ------      ------      ------      ------      -------
Net asset value, beginning of year..........................$ 29.06     $ 24.32     $ 20.22     $ 15.70     $ 15.71
                                                            -------     -------     -------     -------     -------
Income from investment operations:
Net investment income.......................................   0.26        0.29        0.34        0.35        0.31
Net realized and unrealized gain on investments.............   2.92        6.49        4.10        4.90        0.12
                                                            -------     -------     -------     -------     -------
Total from investment operations............................   3.18        6.78        4.44        5.25        0.43
                                                            -------     -------     -------     -------     -------

Less distributions:
Dividends from net investment income........................  (0.26)      (0.29)      (0.34)      (0.35)      (0.31)
Distributions from net realized gains.......................  (2.46)      (1.75)         --       (0.38)      (0.13)
                                                            -------     -------     -------     -------     -------
Total distributions.........................................  (2.72)      (2.04)      (0.34)      (0.73)      (0.44)
                                                            -------     -------     -------     -------     -------
Net asset value, end of year................................$ 29.52     $ 29.06     $ 24.32     $ 20.22     $ 15.70
                                                            =======     =======     =======     =======     =======
Total return+...............................................  11.11%      29.66%      22.09%      33.70%       2.72%
                                                            =======     =======     =======     =======     =======
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)..........................$54,451     $57,255     $41,402     $24,448     $14,195
Ratio of operating expenses to average net assets (a).......   0.60%       0.59%       0.61%       0.70%       0.68%
Ratio of net income to average net assets...................   0.92%       1.07%       1.59%       2.01%       1.97%
Portfolio turnover rate.....................................     32%         50%         45%         36%         25%

--------------------------------
+  Total return does not reflect a sales charge.
(a) Ratio of operating expenses to average net assets includes expenses paid indirectly beginning in fiscal 1995.

                      See Notes to Financial Statements.

financial highlights
Northwest Portfolio

For a Portfolio share outstanding throughout each year.

                                                                                    Year Ended December 31,
                                                                       ------------------------------------------------------------
                                                                          1998         1997        1996        1995         1994
                                                                       ----------    ----------  ----------  ---------   ----------
Net asset value, beginning of year............................        $   23.55     $   18.23   $   14.99   $  11.97    $   12.19
                                                                      ---------     ---------   ---------   --------    ---------
Income from investment operations:
Net investment income.........................................             0.08          0.07        0.09       0.09         0.08
Net realized and unrealized gain/(loss) on investments........             5.07          5.80        3.24       3.02        (0.21)
                                                                      ---------     ---------   ---------   --------    ---------
Total from investment operations..............................             5.15          5.87        3.33       3.11        (0.13)
                                                                      ---------     ---------   ---------   --------    ---------
Less distributions:
Dividends from net investment income..........................           (0.08)        (0.07)      (0.09)     (0.09)        (0.08)
Distributions from net realized gains.........................           (1.84)        (0.48)         --         --         (0.01)
                                                                      ---------     ---------   ---------   --------    ---------
Total distributions...........................................           (1.92)        (0.55)      (0.09)     (0.09)        (0.09)
                                                                      ---------     ---------   ---------   --------    ---------
Net asset value, end of year..................................        $   26.78     $   23.55   $   18.23   $  14.99    $   11.97
                                                                      =========     =========   =========   ========    =========
Total return+.................................................            22.78%        32.92%      22.23%     26.03%       (1.12)%
                                                                      =========     =========   =========   ========    =========
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)............................        $  20,993     $  19,924   $  12,770     $7,495    $   4,647
Ratio of operating expenses to average net assets (a).........             0.66%         0.68%       0.77%      0.90%        0.87%
Ratio of net income to average net assets.....................             0.34%         0.31%       0.56%      0.67%        0.76%
Portfolio turnover rate.......................................               38%           31%         31%        11%          17%

--------------------------

+    Total return does not reflect a sales charge.
(a) Ratio of operating expenses to average net assets includes expenses paid indirectly beginning in fiscal 1995.

                      See Notes to Financial Statements.

financial highlights
Income Portfolio
For a Portfolio share outstanding throughout each year.

                                                                                     Year Ended December 31,
                                                                     ------------------------------------------------------
                                                                      1998        1997        1996        1995        1994
                                                                     -------     -------     -------     -------     -------
Net asset value, beginning of year................................   $ 12.53     $ 12.08     $ 12.59     $ 11.22     $ 12.57
                                                                     -------     -------     -------     -------     -------
Income from investment operations:
Net investment income.............................................      0.78        0.79        0.78        0.79        0.79
Net realized and unrealized gain/(loss) on investments............      0.38        0.45       (0.51)       1.37       (1.35)
                                                                     -------     -------     -------     -------     -------
Total from investment operations..................................      1.16        1.24        0.27        2.16       (0.56)
                                                                     -------     -------     -------     -------     -------
Less distributions:
Dividends from net investment income..............................     (0.78)      (0.79)      (0.78)      (0.79)      (0.79)
                                                                     -------     -------     -------     -------     -------
Total distributions...............................................     (0.78)      (0.79)      (0.78)      (0.79)      (0.79)
                                                                     -------     -------     -------     -------     -------
Net asset value, end of year......................................   $ 12.91     $ 12.53     $ 12.08     $ 12.59     $ 11.22
                                                                     =======     =======     =======     =======     =======
Total return+.....................................................      9.50%      10.62%       2.34%      19.86%     (4.48)%
                                                                     =======     =======     =======     =======     =======
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)................................   $18,560     $18,364     $17,385     $15,206     $10,842
Ratio of operating expenses to average net assets (a).............      0.67%       0.70%       0.67%       0.76%       0.74%
Ratio of operating expenses to average net assets without fees
 reduced by credits allowed by the custodian......................      0.68%       0.70%       0.67%       0.76%       0.74%
Ratio of net income to average net assets.........................      6.11%       6.48%       6.46%       6.62%       6.79%
Portfolio turnover rate...........................................         6%          9%         11%         14%         15%

----------------------------
+    Total return does not reflect a sales charge.
(a) Ratio of operating expenses to average net assets includes expenses paid indirectly beginning in fiscal 1995.

                      See Notes to Financial Statements.

portfolio of investments
Growth & Income Portfolio
December 31, 1998

Shares                                                               Value
------                                                              ---------
     COMMON STOCKS - 96.9%
           Consumer Staples - 15.1%
           22,444   Alberto-Culver Company, Class A.............. $  566,711
           10,000   Anheuser-Busch Companies, Inc................    656,250
            7,000   Campbell Soup Company........................    385,000
              625   Estee Lauder Companies, Inc..................     48,437
           17,500   Kimberly-Clark Corporation...................    953,750
           57,300   Kimberly-Clark de Mexico, ADR................    909,684
           16,000   Libbey, Inc..................................    463,000
           17,900   PepsiCo, Inc.................................    732,781
            8,900   Philip Morris Companies, Inc.................    476,150
            9,500   Procter & Gamble Company.....................    867,469
           10,500   Ralston Purina Company.......................    339,938
           22,100   Sara Lee Corporation.........................    622,944
           12,600   Seagram Company, Ltd.........................    478,800
            9,000   Unilever NV..................................    746,438
                                                                  ----------
                                                                   8,247,352
                                                                  ----------
           Computer Software/Services - 9.3%
           15,100   Adobe Systems, Inc...........................    705,925
           34,250   Barra, Inc...................................    809,156
           14,000   Computer Associates International, Inc.......    596,750
           22,300   First Data Corporation.......................    706,631
           11,500   Microsoft Corporation+.......................  1,594,906
           15,500   Oracle Corporation...........................    668,438
                                                                  ----------
                                                                   5,081,806
                                                                  ----------
           Banks/Savings & Loans - 7.3%
           17,600   Bank of New York Company, Inc................    708,400
           16,000   Citigroup, Inc...............................    792,000
           10,714   Mellon Bank Corporation......................    736,587
           15,300   Prime Bancshares, Inc........................    263,925
           36,460   Wells Fargo & Company........................  1,456,121
                                                                  ----------
                                                                   3,957,033
                                                                  ----------
           Business Services - 5.8%
           32,466   AC Nielson Corporation.......................    917,165
           26,434   Cendant Corporation..........................    503,898
           21,000   Dun & Bradstreet Corporation.................    662,813
           23,172   Waste Management, Inc........................  1,080,395
                                                                  ----------
                                                                   3,164,271
                                                                  ----------
           Health Care Products - 5.6%
           15,000   Abbott Laboratories..........................    735,000
           10,000   Johnson & Johnson............................    838,750
            5,150   Merck & Company, Inc.........................    760,591
            5,000   Perkin Elmer Corporation.....................    487,813
            2,000   Pfizer, Inc.+................................    250,875
                                                                  ----------
                                                                   3,073,029
                                                                  ----------
           Financial Services - 5.2%
           26,300   Federal Home Loan
                      Mortgage Corporation.......................  1,694,706
            4,950   Heller Financial, Inc........................    145,406
           24,600   Liberty Financial Companies..................    664,200
            2,000   Merrill Lynch & Company, Inc.................    133,500
            5,100   Price (T. Rowe) Associates, Inc..............    174,675
                                                                  ----------
                                                                   2,812,487
                                                                  ----------
           Oil & Gas - 4.8%
            5,800   Exxon Corporation............................ $  424,125
            4,850   Mobil Corporation............................    422,556
           21,700   Occidental Petroleum Corporation.............    366,187
            9,500   PennzEnergy Company..........................    154,969
            9,500   Pennzoil Company.............................    140,718
           14,800   Royal Dutch Petroleum, ADR...................    708,550
           16,000   Tosco Corporation............................    414,000
                                                                  ----------
                                                                   2,631,105
                                                                  ----------
           Media - 4.4%
           56,750   Tele-Communication TCI Venture Group.........  1,337,172
            7,625   Viacom, Inc., Class A+.......................    560,914
           17,000   Walt Disney Company..........................    510,000
                                                                  ----------
                                                                   2,408,086
                                                                  ----------
           Insurance - 4.0%
            5,000   Aetna, Inc...................................    393,125
            9,562   American International Group, Inc............    923,928
           27,495   Coseco, Inc..................................    840,316
                                                                  ----------
                                                                   2,157,369
                                                                  ----------
           Capital Goods - 3.7%
            6,000   Caterpillar, Inc.............................    276,000
           23,375   Crane Company................................    705,633
           50,100   Donaldson Company, Inc.......................  1,039,575
                                                                  ----------
                                                                   2,021,208
                                                                  ----------
           Health Care Services - 3.4%
           17,900   Columbia/HCA Healthcare Corporation..........    443,025
            5,300   IMS Health, Inc..............................    399,819
           43,100   MedPartners, Inc.............................    331,331
            9,006   PacifiCare Health Systems, Inc., Class A.....    655,187
                                                                  ----------
                                                                   1,829,362
                                                                  ----------
           Retail Sales - 3.1%
           15,500   Dayton Hudson Corporation....................    840,875
           28,500   Intimate Brands, Inc.........................    851,438
                                                                  ----------
                                                                   1,692,313
                                                                  ----------
           Electrical Equipment - 3.0%
           10,000   Emerson Electric Company.....................    605,000
           10,200   General Electric Company.....................  1,041,037
                                                                  ----------
                                                                   1,646,037
                                                                  ----------
           Consumer Durables - 2.9%
            2,000   Federal-Mogul Corporation....................    119,000
              300   Honda Motor Company Ltd., Sponsored ADR......     20,025
           11,400   Sony Corporation, ADR........................    817,950
           33,760   U.S. Industries, Inc.........................    628,780
                                                                  ----------
                                                                   1,585,755
                                                                  ----------
           Utilities/Telecommunications - 2.8%
            2,000   Comcast Corporation, Special Class A.........    117,375
           14,500   Sprint Corporation...........................  1,219,813
            7,250   Sprint Corporation, PCS Group................    167,656
                                                                  ----------

                                                                   1,504,844
                                                                  ----------

                       See Notes to Financial Statements
portfolio of investments (continued)

Growth & Income Portfolio
December 31, 1998

  Shares                                                   Value
----------                                               --------
COMMON STOCKS - (continued)
 Transportation - 2.6%
   6,500      Airborne Freight Corporation..........   $   234,406
   3,000      AMR Corporation.......................       178,125
  17,800      Expeditors International
                of Washington, Inc..................       747,600
   5,500      Union Pacific Corporation.............       247,844
                                                       -----------
                                                         1,407,975
                                                       -----------
 Computer Systems - 2.4%
   4,700      Compaq Computer Corporation...........       197,106
   2,800      EMC Corporation+......................       238,000
  13,000      Hewlett-Packard Company...............       888,062
                                                       -----------
                                                         1,323,168
                                                       -----------
 Basic Industry - 2.2%
   2,500      du Pont (E.I.) de Nemours & Company...       140,781
   3,000      Nucor Corporation.....................       129,750
   8,000      Sealed Air Corporation+...............       408,500
  10,600      Weyerhaeuser Company..................       538,613
                                                       -----------
                                                         1,217,644
                                                       -----------
 Electronics/Semiconductors - 2.2%
  10,200      Intel Corporation.....................     1,209,338
                                                       -----------
 Aerospace/Defense - 2.0%
   6,500      Boeing Company........................       212,063
   1,000      Lockheed Martin Corporation...........        84,750
  19,400      Loral Space & Communications, Ltd.....       345,563
   6,000      Northrop Grumman Corporation..........       438,750
                                                       -----------
                                                         1,081,126
                                                       -----------
 Real Estate Investment Trusts - 1.9%
   12,750     CCA Prison Realty Trust...............       261,375
   10,000     Equity Office Properties Trust........       240,000
   16,400     Health Care Property Investors, Inc...       504,300
    2,450     Patriot American Hospitality, Inc.....        14,700
                                                       -----------
                                                         1,020,375
                                                       -----------
 Lodging & Restaurants - 1.5%
   40,000     Choice Hotels International, Inc.+....       547,500
   61,783     Sunburst Hospitality Corporation......       262,578
                                                       -----------
                                                           810,078
                                                       -----------
 Utilities/Gas & Electric - 1.1%
   10,000     Enron Corporation.....................       570,625
                                                       -----------
 Consumer Cyclicals - 0.6%
   6,975      Mattel, Inc...........................       159,117
   3,600      Nike, Inc., Class B...................       146,025
                                                       -----------
                                                           305,142
                                                       -----------
              Total Common Stocks
              (Cost $36,579,630)....................    52,757,528
                                                        ----------

  Shares                                                   Value
----------                                               --------

CONVERTIBLE PREFERRED STOCKS - 1.0%
   5,000      Lehman Brothers Holdings
                Series CSCO, Conv. Pfd.,
                5.000% due 02/26/2001..................      $   429,375
   2,500      Loral Space & Communications, Ltd.,
                Series C, Conv. Pfd.,
                6.000% due 11/01/2006++................          130,625
                                                             -----------
              Total Convertible Preferred Stocks
              (Cost $490,938)..........................          560,000
                                                             -----------

Principal
 Amount
---------
CONVERTIBLE BOND - 0.4%
 (Cost $194,181)
 $370,000     At Home Corporation, Sub. Deb.,
                6.550% due 12/28/2018++. ..............          208,125
                                                             -----------
U.S. TREASURY OBLIGATION - 0.8%
 (Cost $398,543)
 400,000      U.S. Treasury Bond,
                6.000% due 02/15/2026..................          436,625
                                                             -----------
REPURCHASE AGREEMENT - 0.4%
 (Cost $241,000)
 241,000      Agreement with Goldman Sachs Company,
                4.000% dated 12/31/1998,
                to be repurchased at $241,107 on
                01/04/1999, collateralized by $207,689
                U.S. Treasury Note, 11.750%
                due 02/15/2001
                (Market Value $246,540)................          241,000
                                                             -----------
TOTAL INVESTMENTS (Cost $37,904,292*)...            99.5%     54,203,278
OTHER ASSETS AND LIABILITIES (Net)......             0.5         247,414
                                                 --------    -----------
NET ASSETS..............................           100.0%    $54,450,692
                                                 ========    ===========

-------------
*   Aggregate cost for federal tax purposes is $37,906,560.
+   Non-income producing security.
++ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

    Industry categories are unaudited.

                            GLOSSARY OF TERMS
                     ADR - American Depositary Receipts


                      See Notes to Financial Statements.

portfolio of investments
Northwest Portfolio

December 31, 1998

Shares                                                                Value
------                                                              ---------
COMMON STOCKS - 91.9%
 Computer Software/Services - 13.2%
  7,585                Adobe Systems, Inc........................   $  354,599
 38,225                Mentor Graphics Corporation+..............      324,912
  6,835                Microsoft Corporation+....................      947,929
 13,575                Orcad, Inc.+..............................      115,388
 14,415                Visio Corporation+........................      527,048
 20,880                Wall Data, Inc.+..........................      501,120
                                                                    ----------
                                                                     2,770,996
                                                                    -----------
 Health Care Products - 11.4%
 32,300                Corixa Corporation+.......................      298,775
 22,350                ICOS Corporation..........................      664,913
  3,905                Immunex Corporation+......................      491,298
 33,000                NeoRx Corporation+........................       44,344
 11,305                PathoGenesis Corporation+.................      655,690
 23,126                SonoSight, Inc.+..........................      239,932
                                                                    ----------
                                                                     2,394,952
                                                                    ----------
 Electronics/Semiconductors - 8.1%
  9,820                Credence Systems Corporation+.............      181,670
 29,015                FEI Company+..............................      221,239
  1,655                Intel Corporation.........................      196,221
  7,305                Lattice Semiconductor Corporation+........      335,345
  6,150                Micrion Corporation.......................       72,262
  9,405                Micron Technology, Inc.+..................      475,540
 11,910                TriQuint Semiconductor, Inc.+.............      229,268
                                                                    ----------
                                                                     1,711,545
                                                                    ----------
 Electrical Equipment - 8.0%
 12,220                Electro Scientific Industries, Inc.+......      553,719
  8,900                Flir Systems, Inc.+.......................      206,925
  6,550                Microvision, Inc..........................       85,150
 27,675                Tektronix, Inc............................      831,980
                                                                    ----------
                                                                     1,677,774
                                                                    ----------
 Computer Systems - 6.8%
 44,110                In Focus Systems, Inc.+...................      391,476
  4,400                Micron Electronics, Inc...................       76,175
 20,150                Radisys Corporation+......................      604,500
 29,320                Sequent Computer Systems, Inc.+...........      353,673
                                                                    ----------
                                                                     1,425,824
                                                                    ----------
 Banks/Savings & Loans - 6.1%
  9,650                First Savings Bank of
                       Washington Bancorp, Inc...................      231,600
    144                Horizon Financial Corporation.............        1,818
  5,850                Interwest Bancorp, Inc....................      129,431
  5,300                KeyCorp...................................      169,600
  9,400                Sterling Financial Corporation+...........      159,800
  9,181                U.S. Bancorp..............................      325,925
  9,843                Washington Federal, Inc...................      262,674
                                                                    ----------
                                                                     1,280,848
                                                                    ----------
 Transportation - 5.6%
 11,210                Airborne Freight Corporation..............   $  404,260
  8,045                Alaska Air Group, Inc.+...................      355,991
  9,800                Expeditors International of
                       Washington, Inc...........................      411,600
                                                                    ----------
                                                                     1,171,851
                                                                    ----------
 Basic Industry - 5.5%
  3,000                Boise Cascade Corporation.................       93,000
 22,630                Oregon Steel Mills, Inc...................      268,731
 19,475                Schnitzer Steel Industries, Inc., Class A.      279,953
  5,050                Weyerhaeuser Company......................      256,603
  7,700                Willamette Industries, Inc................      257,950
                                                                    ----------
                                                                     1,156,237
                                                                    ----------
 Consumer Staples - 4.1%
  6,900                Albertson's, Inc..........................      439,444
  6,938                Fred Meyer, Inc., Class A+................      418,014
                                                                    ----------
                                                                       857,458
                                                                    ----------
 Lodging & Restaurants - 3.4%
 13,515                Ambassadors International, Inc.+..........      199,346
 17,855                Cavanaugh's Hospitality Corporation+......      191,941
  5,700                Starbucks Corporation+....................      319,913
                                                                    ----------
                                                                       711,200
                                                                    ----------
 Consumer Cyclicals - 3.2%
 23,025                Building Materials Holding Corporation+...      279,178
 26,530                K2, Inc...................................      273,591
  3,020                Nike, Inc., Class B.......................      122,499
                                                                    ----------
                                                                       675,268
                                                                    ----------
 Utilities/Telecommunications - 2.8%
 11,400                General Communication, Inc.+..............       46,313
  1,615                GST Telecommunications, Inc.+.............       10,598
 29,130                Metro One Telecommunications, Inc.+.......      385,973
  6,825                Western Wireless Corporation, Class A+....      150,150
                                                                    ----------
                                                                       593,034
                                                                    ----------
 Retail Sales - 2.8%
  5,675                Costco Companies, Inc.+...................      409,664
  8,380                Multiple Zones International, Inc.+.......      147,698
    670                Nordstrom, Inc............................       23,241
                                                                    ----------
                                                                       580,603
                                                                    ----------
 Aerospace & Defense - 2.2%
 9,370                 Boeing Company............................      305,696
 3,800                 Precision Castparts Corporation...........      168,150
                                                                    ----------
                                                                       473,846
                                                                    ----------
 Real Estate Investment Trusts - 1.8%
 11,750                Pacific Gulf Properties, Inc..............      235,734
  5,290                Shurgard Storage Centers, Inc., Class A...      136,548
                                                                    ----------
                                                                       372,282
                                                                    ----------
 Insurance - 1.7%
  8,300                Safeco Corporation........................      356,381
                                                                    ----------

                      See Notes to Financial Statements.

portfolio of investments (continued)

Northwest Portfolio

December 31, 1998

Shares                                                         Value
-------                                                      ----------
COMMON STOCKS - (continued)
 Consumer Durables - 1.6%
  12,630    Monaco Coach Corporation+.....................   $   334,695
                                                             -----------
 Health Care Services - 1.5%
  12,230     Foundation Health Systems, Inc., Class A+....       145,996
   2,050     PacifiCare Health Systems, Inc., Class B+....       162,975
                                                             -----------
                                                                 308,971
                                                             -----------

 Capital Goods - 1.4%
 10,300     Greenbrier Companies, Inc.....................       145,488
  3,630     PACCAR, Inc...................................       149,284
                                                             -----------
                                                                 294,772
                                                             -----------

Business Services - 0.7%
 17,000     Barrett Business Services, Inc.+..............       144,500
                                                             -----------
            Total Common Stocks
            (Cost $12,740,623)............................    19,293,037
                                                             -----------


Principal
Amount                                                       Value
---------                                                    -----
REPURCHASE AGREEMENT - 8.1%
   (Cost $1,696,000)
$1,696,000     Agreement with Goldman Sachs Company,
               4.000% dated 12/31/1998,
               to be repurchased at $1,696,754
               on 01/04/1999, collateralized
               by $1,461,582 U.S. Treasury Note,
               11.750% due 02/15/2001
               (Market Value $1,734,983)..................   $ 1,696,000
                                                             -----------
TOTAL INVESTMENTS (Cost $14,436,623*).........   100.0%       20,989,037
OTHER ASSETS AND LIABILITIES (Net)............     0.0             4,044
                                                --------     -----------
NET ASSETS....................................   100.0%      $20,993,081
                                                ========    ============

--------------
*  Aggregate cost for federal tax purposes is $14,713,489.
+  Non-income producing security.

Industry categories are unaudited.

                      See Notes to Financial Statements.

portfolio of investments
Income Portfolio

December 31, 1998

 Principal
 Amount                                                                Value
-----------                                                          ----------
U.S. TREASURY OBLIGATIONS - 47.9%
    U.S. Treasury Bonds - 24.8%
$ 1,200,000            6.250% due 08/15/2023........................ $1,342,875
    250,000            6.500% due 11/15/2026........................    291,016
  2,200,000            7.250% due 05/15/2016 - 08/15/2022...........  2,709,688
    200,000            7.500% due 11/15/2024........................    259,375
                                                                     ----------
                                                                      4,602,954
                                                                     ----------
    U.S. Treasury Notes - 23.1%
  1,000,000            5.750% due 08/15/2003........................  1,044,063
  1,250,000            5.875% due 02/15/2004........................  1,319,531
    250,000            5.875% due 11/15/2005........................    266,797
    250,000            6.375% due 08/15/2002........................    263,750
    100,000            7.125% due 02/29/2000........................    102,750
  1,200,000            7.875% due 08/15/2001........................  1,293,750
                                                                     ----------
                                                                      4,290,641
                                                                     ----------
                       Total U.S. Treasury Obligations
                       (Cost $7,962,182)............................  8,893,595
                                                                     ----------
U.S. GOVERNMENT AGENCY
MORTGAGE-BACKED SECURITIES - 11.9%
    Government National
    Mortgage Association (GNMA) - 7.4%
    443,703            6.500% due 07/15/2026........................    448,661
    304,600            7.000% due 07/15/2023........................    311,928
    327,501            7.500% due 06/15/2024........................    338,043
     91,443            8.000% due 06/15/2022........................     95,100
      7,970            8.500% due 03/15/2022........................      8,458
    153,720            9.000% due 05/15/2009........................    164,192
                                                                     ----------
                       Total GNMAs (Cost $1,312,825)................  1,366,382
                                                                     ----------
    Collateralized Mortgage Obligations (CMO) - 2.7%
    131,883            Resolution Trust Corporation-1991-M2-A-2,
                          7.375% due 09/25/2020.....................    112,101
    370,371            Weyerhauser 1982-C FHA Putable,
                          7.430%, due 06/01/2022....................    391,465
                                                                     ----------
                       Total CMOs (Cost $467,576)...................    503,566
                                                                     ----------
    Federal National Mortgage Association (FNMA) - 1.1%
    186,268            8.000% due 12/01/2026........................    193,078
      5,310            9.000% due 10/01/2004........................      5,582
                                                                     ----------
                       Total FNMAs (Cost $197,005)..................    198,660
                                                                     ----------
    Federal Home Loan Mortgage Corporation (FHLMC) - 0.7%
    (Cost $140,636)
    134,338            7.500% due 07/15/2020........................    134,921
                                                                     ----------

                       Total U.S. Government Agency Mortgage-
                       Backed Securities (Cost $2,118,042)..........  2,203,529
                                                                     ----------
CORPORATE BONDS AND NOTES - 30.4%
    Industrial - 14.9%
    250,000            American Home Products Corporation, Deb.,
                          7.250% due 03/01/2023.....................    280,564
    300,000            Burlington Northern, Note,
                          8.750% due 02/25/2022.....................    374,131
    200,000            Burlington Resources, Deb.,
                          7.150% due 05/01/1999.....................    200,917
    200,000            Caterpillar Corporation, Deb.,
                          9.375% due 07/15/2001.....................    218,021

Industrial  -  (continued)
$   175,000            CII Financial, Inc., Conv. Sub. Deb.,
                          7.500% due 09/15/2001..................... $  167,562
    250,000            Conagra, Inc., Sr. Note,
                          6.700% due 08/01/2027.....................    262,938
    100,000            General Motors Corporation, Deb.,
                          7.750% due 01/15/1999.....................    100,051
    300,000            Loral Corporation, Deb.,
                          7.625% due 06/15/2025.....................    336,265
     50,000            Mariner Post, Sr. Sub. Note,
                          9.500% due 11/01/2007.....................     38,750
    150,000            Medical Care International, Sub. Deb.,
                          6.750% due 10/01/2006.....................    132,000
    250,000            PacifiCare Health Systems, Sr. Note,
                          7.000% due 09/15/2003.....................    262,732
    200,000            Time Warner, Inc., Deb.,
                          9.150% due 02/01/2023.....................    263,709
    150,000            Veterinary Centers of America,
                          Conv. Sub. Deb.,
                          5.250% due 05/01/2006.....................    124,500
                                                                     ----------
                                                                      2,762,140
                                                                     ----------
    Financial - 5.8%
    300,000            Continental Corporation, Note,
                          8.250% due 04/15/1999.....................    301,725
                       Franchise Finance Corporation, Sr. Note:
    100,000               7.000% due 11/30/2000.....................     99,477
    200,000               7.875% due 11/30/2005.....................    200,251
    200,000            Kemper Corporation, Note,
                          6.875% due 09/15/2003.....................    209,589
    250,000            Morgan Stanley Group, Note,
                          6.750% due 03/04/2003.....................    259,225
                                                                     ----------
                                                                      1,070,267
                                                                     ----------
    Electric - 4.5%
    150,000            Commonwealth Edison, Mortgage,
                          9.375% due 02/15/2000.....................    156,216
                       Niagara Mohawk Power, Deb.:
    150,000               9.500% due 06/01/2000.....................    157,377
     49,000               8.770% due 01/01/2018.....................     52,188
    150,000            Portland General Electric, First Mortgage,
                          8.880% due 08/12/1999.....................    153,055
    150,000            Public Service Electric & Gas, Mortgage,
                          8.875% due 06/01/2003.....................    168,945
    150,000            Texas Utilities Electric Company,
                          First Mortgage,
                          9.500% due 08/01/1999.....................    152,513
                                                                     ----------
                                                                        840,294
                                                                     ----------
    Banks - 3.8%
    195,000            Bank of New York, Sub. Note,
                          7.875% due 11/15/2002.....................    211,355
    250,000            First Nationwide Bank, Sub. Deb.,
                          10.000% due 10/01/2006....................    291,079
    200,000            Mercantile Bank, Sub. Note,
                          7.625% due 10/15/2002.....................    213,587
                                                                     ----------

                                                                        716,021
                                                                      ---------
                      See Notes to Financial Statements.

portfolio of investments (continued)
Income Portfolio

December 31, 1998


Principal
  Amount                                                                Value
---------                                                              --------
CORPORATE BONDS AND NOTES - (continued)
 Foreign (U.S. Dollar Denominated) - 1.4%
 $150,000      Alberta Province,
                  9.250% due 04/01/2000...............................  $   157,506
  100,000      Manitoba Province,
                  9.625% due 03/15/1999...............................      101,084
                                                                        -----------
                                                                            258,590
                                                                        -----------
               Total Corporate Bonds and Notes
               (Cost $5,392,707)......................................    5,647,312
                                                                        -----------

  Shares                                                                Value
---------                                                              --------
PREFERRED STOCK - 0.8%
   (Cost $150,000)
    6,000      California Federal Savings Bank,
                  Series A............................................  $   151,875
                                                                        -----------
 Principal
   Amount
----------
REPURCHASE AGREEMENT - 7.7%
 (Cost $1,431,000)
 $1,431,000   Agreement with Goldman Sachs Company,
               4.000% dated 12/31/1998, to be
               repurchased at $1,431,636 on
               01/04/1999, collateralized by
               $1,233,210 U.S. Treasury Note,
               11.750% due 02/15/2001
               (Market Value $ 1,463,892).............................    1,431,000
                                                                        -----------
TOTAL INVESTMENTS (Cost $17,053,931*)..................   98.7%          18,327,311
OTHER ASSETS AND LIABILITIES (Net).....................    1.3              232,299
                                                         ------         -----------
NET ASSETS.............................................  100.0%         $18,559,610
                                                         ======         ===========

----------------------------------------
 *Aggregate cost for federal tax purposes.

 Industry categories are unaudited.

                      See Notes to Financial Statements.

notes to financial statements
Composite Deferred Series, Inc.

1.  Organization and Business

Composite Deferred Series, Inc. (the "Fund"), is registered under the Investment Company Act of 1940, as amended, as an open-end diversified management investment company. The Fund consists of three separate portfolios: the Growth & Income, Northwest, and Income Portfolios (each a "Portfolio"). Each Portfolio is designed to meet a variety of investment objectives.

Safeco Life Insurance Company (the "Company"), a subsidiary of Safeco Corporation, is the sole shareholder of the Fund. Shares are sold only to Composite Deferred Series variable accounts to fund the benefits under certain flexible premium variable annuity contracts (the "Contract") issued by the Company. Contract holders have the right to instruct the Company how to vote Fund shares attributable to their contracts.

WM Advisors, Inc. (the "Advisor" or "WM Advisors"), a wholly-owned subsidiary of Washington Mutual, Inc. ("Washington Mutual"), a publicly owned financial services company, serves as investment advisor to the Fund.

2.  Significant Accounting Policies

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Portfolios in the preparation of their financial statements.

Portfolio valuation:

A security that is primarily traded on a U.S. exchange (including securities traded through the Nasdaq National Market System) is valued at the last sale price on that exchange or, if there were no sales during the day, at the mean of the current day's bid and asked prices. Securities traded only on over-the-counter markets (other than the Nasdaq National Market System and U.S. Government Securities) are valued at the closing over-the-counter bid prices, or if no sale occurred on such day, at the mean of the current days bid and asked prices. An option is generally valued at the last sale price or, in the absence of a last sale price, at the mean of the current day's bid and asked prices. Short term debt securities that mature in 60 days or less are valued at amortized cost. Debt securities, other than short-term securities, are valued at prices supplied by the Fund's pricing agent.

Repurchase agreements:

Each Portfolio may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Portfolio, through its custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase. The Portfolio is then obligated to resell the obligation at an agreed upon price and time, thereby determining the yield during the Portfolio's holding period. The value of the collateral is at all times at least equal to the total amount of the repurchase obligation, including interest. In the event of counterparty default, the Portfolio would seek to use the collateral to offset losses incurred. There is potential loss to the Portfolio in the event the Portfolio is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Portfolio seeks to assert its rights. WM Advisors, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with whom the Funds and Portfolios enter into repurchase agreements.

Covered call options written:

The Growth & Income Portfolio and the Northwest Portfolio may write listed covered call options in which premiums received by the Portfolios are recorded as a liability which is marked-to-market daily. A covered call option gives the holder the right to buy the underlying security, which the Portfolio owns, at any time during the option period at a predetermined exercise price. When a Portfolio writes a covered call option, it gains income from the premium received. The risk in writing a covered call option is that the Portfolio may forego the opportunity to profit if the market price of the underlying security increases and the option is exercised. Proceeds from the covered call options exercised are increased by the amount of premium received. If an option expires or is cancelled in a closing transaction, the Portfolio will realize a gain or loss depending on whether the cost of the closing transaction, if any, is less or greater than the premium originally received.

notes to financial statements (continued)
Composite Deferred Series, Inc.

Securities transactions and investment income:

Securities transactions are recorded as of the trade date (the date the order to buy or sell is executed). Realized gains and losses from securities sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis and consists of interest accrued and, if applicable, discount accreted less premiums amortized. Premiums on bonds can be amortized on the basis of any of the following methods: yield-to-maturity, straight-line, or yield-to-call. Discounts can be accreted using yield-to-maturity or straight-line methods. Premiums and discount on mortgage-backed securities are amortized or accreted using only the straight-line method. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the Portfolios are informed of the ex-dividend date.

The Growth & Income Portfolio and the Income Portfolio may purchase securities on what is called a when-issued or delayed-delivery basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date; interest income is not accrued until settlement date. Each Portfolio instructs the custodian to segregate assets of the Portfolio with a current value at least equal to the amount of its when-issued purchase commitments.

Dividends and distributions to shareholders:

Dividends from net investment income of the Growth & Income Portfolio and the Northwest Portfolio are declared and paid quarterly. Dividends from net investment income of the Income Portfolio are calculated daily and paid monthly. Distributions of any net long-term capital gains earned by a Portfolio are made annually. Distributions of any net short-term capital gains earned by a Portfolio are distributed no less frequently than annually at the discretion of the Board of Directors. Additional distributions of net investment income and capital gains for each Portfolio may be made at the discretion of the Board of Directors in order to avoid the application of a 4% non-deductible excise tax on certain undistributed amounts of ordinary income and capital gains. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Differences are primarily due to differing treatments of income and gains on various investment securities held by the Portfolios, organizational costs, dividends payable, redesignated distributions and differing characterizations of distributions made by each Portfolio as a whole. Net investment income per share calculations in the financial highlights for the year ended December 31, 1998 exclude these adjustments:

                                                     Increase/
                                                     Decrease)
                                   Increase/        Accumulated
                                   (Decrease)      Net Realized
Name of Portfolio               Paid-in Capital     Gain/(Loss)
-----------------------------   ----------------   -------------
 Growth & Income Portfolio.....        $    554         $  (554)
 Northwest Portfolio...........            (695)            695
 Income Portfolio..............         (11,363)         11,363

Federal Income Taxes:

It is each Portfolio's policy to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies by, among other things, distributing substantially all of its taxable and tax-exempt earnings to its shareholders. Therefore, no Federal income tax provision is required.

3.  Investment Advisory and Other Transactions

WM Advisors serves as investment advisor to the Fund. For its services to the Portfolios, WM Advisors is entitled to a monthly fee, at an annual rate of 0.50% of each Portfolio's average daily net assets. Advisory fees are calculated daily and paid monthly.

notes to financial statements (continued)
Composite Deferred Series, Inc.

Custodian fees for the Portfolios have been reduced by credits allowed by the custodian for uninvested cash balances. These Portfolios could have invested this cash in income producing securities. Fees reduced by credits allowed by the custodian for the year ended December 31, 1998 are shown separately in the Statement of Operations.

4.  Directors' Fees

No director, officer or employee of Washington Mutual or its subsidiaries receives any compensation from the Fund for serving as an Officer or Director of the Fund. Directors' fees and expenses were paid directly by the Fund to directors having no affiliation with the Fund other than in their capacity as directors.

5.  Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, excluding U.S. Government and short-term investments, for the year ended December 31, 1998 were as follows:

Name of Portfolio                Purchases       Sales
-----------------------------   -----------   -----------
 Growth & Income Portfolio..... $17,833,040   $26,177,858
 Northwest Portfolio...........   6,881,584    10,875,694
 Income Portfolio..............      51,165     1,284,066

The aggregate cost of purchases and proceeds from sales of U.S. Government securities, excluding short-term investments, for the year ended December 31, 1998 were as follows:

   Name of Portfolio                  Purchases             Sales
   -----------------                  ---------             -----
 Income Portfolio..............      $1,070,469           $601,896

At December 31, 1998, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were as follows:

                                 Tax Basis      Tax Basis
                                 Unrealized     Unrealized
 Name of Portfolio              Appreciation   Depreciation
-----------------------------   ------------   ------------
 Growth & Income Portfolio.....  $19,011,010     $2,714,292
 Northwest Portfolio...........    7,332,087      1,056,539
 Income Portfolio..............    1,351,771         78,391

6.  Capital Loss Carryforwards

As of December 31, 1998, the following Funds had available for Federal income tax purposes unused capital losses as follows:

   Name of Portfolio               Expiring in 2004
   -----------------               ----------------
 Income Portfolio..............       $65,208


Under current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year.

notes to financial statements (continued)
Composite Deferred Series, Inc.

7.  Geographic and Industry Concentration and Risk Factors

The Northwest Portfolio concentrates its investments in companies located or doing business in the Northwest region of the United States. The Northwest Portfolio is not intended as a complete investment program and could be adversely impacted by economic trends within the region.

independent auditors' report

To the Board of Directors and Shareholders of Composite Deferred Series, Inc.:


We have audited the accompanying statements of assets and liabilities of the Composite Deferred Series, Inc. (the "Fund") (including the Growth and Income Portfolio, Northwest Portfolio and Income Portfolio), including the portfolios of investments, as of December 31, 1998, and the related statements of operations, changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial statements of the Fund for the year ended December 31, 1997 and the financial highlights for the four years ended December 31, 1997 were audited by other auditors whose report, dated January 20, 1998, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1998, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Composite Deferred Series, Inc. as of December 31, 1998, the results of its operations, the changes in its net assets and the financial highlights for the year then ended in conformity with generally accepted accounting principles.



Deloitte & Touche LLP
San Francisco, California
February 5, 1999

This page intentionally left blank.

This material is not an

offer to sell nor a

solicitation to buy

shares of the

Composite Deferred

Series, Inc.  It is not

authorized for

distribution unless

preceded or

accompanied by a

current prospectus(es)

that includes

information regarding

the risk factors,

expenses, policies and

objectives of the

Composite Deferred

Series, Inc.

Shares of the

Composite Deferred

Series, Inc. are not

insured by the FDIC.

They are not deposits

or obligations of, nor

are they guaranteed by,

the depository

institution or any

other agency.

These securities are

subject to investment

risk, including possible

loss of principal

amount invested.


Distributed by WM

Funds Distributor, Inc.

Member NASD